UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number 811-07089
DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (Exact name of Registrant as specified in charter)
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	05/31/07

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus
Pennsylvania
Intermediate
Municipal Bond	Fund

SEMIANNUAL REPORT May 31, 2007

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Pennsylvania
Intermediate Municipal Bond Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Pennsylvania Intermediate Municipal Bond Fund, covering the six-month period from December 1, 2006, through May 31, 2007.

The U.S. economy continued to moderate during the reporting period as cooling housing markets took their toll on consumer and business spending. Labor markets, however, remained quite strong, and key measures of inflation have stayed stubbornly above the Federal Reserve’s stated “comfort zone.” Our economists believe that the anemic rate of U.S. economic growth recorded in the first quarter of 2007 should be the weakest reading of the current midcycle slowdown, and economic growth is likely to recover eventually to a near-trend pace.

The likely implications of our economic outlook include a long pause in Fed policy, a modest drop in 10-year Treasury bond yields (and consequent rise in price) and, in the absence of an as-yet unforeseen event, persistently tight yield spreads throughout the municipal bond market sectors.We expect these developments to produce both challenges and opportunities for fixed-income investors. As always, your financial advisor can help you position your investments for these trends.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2006, through May 31, 2007, as provided by Douglas Gaylor, Portfolio Manager

Fund and Market Performance Overview

Occasional bouts of volatility offset gains produced during market rallies in an environment of moderating economic growth and renewed inflation concerns. The fund produced higher returns than its benchmark and Lipper category average, primarily due to its relatively defensive average duration and emphasis on income-oriented securities.

For the six-month period ended May 31, 2007, the fund achieved a total return of 0.30. 1 In comparison, the fund’s benchmark, the Lehman Brothers 7-Year Municipal Bond Index, achieved a total return of 0.20% for the same period.2 In addition, the average total return for all funds reported in the Lipper Pennsylvania Intermediate Municipal Debt Funds category was 0.11% for the reporting period.3

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes.The fund generally maintains a dollar-weighted average portfolio maturity between three and 10 years. The fund invests at least 80% of its assets in municipal bonds rated investment grade, or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its net assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Heightened Volatility Offset Previous Market Gains

After a sustained period of robust economic growth, intensifying inflationary pressures and rising interest rates, economic conditions appeared to have changed dramatically by the time the reporting period began. Weakness in housing markets caused the rate of economic growth to moderate, and energy prices retreated from their record highs, helping to relieve inflationary pressures.The Federal Reserve Board (the “Fed”) responded by holding interest rates steady throughout the reporting period.As a result, the municipal bond market generally rallied.

However, the market encountered renewed volatility in late February and early March 2007, when global equity markets declined sharply and delinquencies among U.S. sub-prime mortgage holders rose unexpectedly. In April and May, signs of stronger-than-expected economic growth, a robust U.S. labor market and resurgent energy prices caused bond yields to rise. As a result, municipal bond prices ended the reporting period slightly lower than where they began.

Meanwhile, the municipal bond market was supported to a degree by supply-and-demand influences, including robust demand for long-term securities from non-traditional investors such as hedge funds and leveraged institutional accounts. In Pennsylvania, generally sound fiscal conditions also continued to help support bond prices.

Fund Performance Benefited from Security Selection and Duration Management Strategies

The fund benefited from our decision to sell some bonds at what we considered to be attractive prices before the onset of heightened market volatility. We redeployed some of those assets to income-oriented “premium” bonds and set some cash aside for future opportunities, which helped protect the fund from the full brunt of subsequent market weakness.

The fund also benefited from a mildly defensive average duration, which we set in a range that was modestly shorter than industry averages.With yield differences along the market’s credit-rating spectrum near historical lows, we sacrificed little income by focusing on high-quality securities. Finally, the fund continued to receive strong income contributions from its longstanding holdings, which were purchased at higher yields than are available today.

Finding Opportunities During Market Dips

We recently have taken advantage of bouts of market weakness to purchase income-oriented securities at prices close to their face values.We have focused primarily on bonds with maturities in the 15-year range, effectively increasing the fund’s average duration.

Mixed economic data suggest that the Fed is likely to maintain current monetary policy for some time. Therefore, we intend to look for opportunities to help the fund capture incrementally higher income while waiting for clearer signs of the future direction of Fed policy.

June 15, 2007

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Pennsylvania Intermediate Municipal Bond Fund from December 1, 2006 to May 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2007

Expenses paid per $1,000 †	$ 3.85
Ending value (after expenses)	$1,003.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2007

Expenses paid per $1,000 †	$ 3.88
Ending value (after expenses)	$1,021.09

† Expenses are equal to the fund’s annualized expense ratio of .77%; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2007 (Unaudited)

Long-Term Municipal	Coupon	Maturity	Principal
Investments—96.3%	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania—94.3%
Albert Gallatin Area School
District, GO (Insured; MBIA)	5.15	9/1/14	1,220,000	1,223,721
Ambridge Borough Municipal
Authority, Sewer Revenue
(Insured; FSA)	4.30	10/15/23	1,460,000	1,442,860
Armstrong School District,
GO (Insured; XLCA)	5.00	3/15/22	1,465,000	1,549,091
Bucks County Industrial
Development Authority,
Retirement Community Revenue
(Ann’s Choice, Inc. Facility)	5.90	1/1/27	250,000	256,757
Butler Area Sewer Authority,
Sewer Revenue (Insured; FGIC)	0.00	1/1/10	600,000	541,440
Chester County,
GO	5.00	8/15/19	500,000	531,415
Chester County School Authority,
School LR (Chester County
Intermediate Unit Project)
(Insured; AMBAC)	5.00	4/1/21	2,325,000	2,446,993
Coatesville Area School District,
GO (Insured; FSA)	5.25	8/15/17	1,000,000	1,079,080
Delaware County	5.13	10/1/17	1,000,000	1,027,910
Eastern York School District,
GO (Insured; FSA)	5.00	9/1/23	1,640,000	1,738,958
Harrisburg Authority,
Office and Parking Revenue	5.75	5/1/08	400,000	406,204
Harrisburg Parking Authority,
Parking Revenue (Insured; FSA)	5.75	5/15/14	640,000	693,651
Harrisburg Redevelopment Authority
Guaranteed Revenue (Insured; FSA)	0.00	11/1/16	2,000,000	1,335,120
McKeesport Area School District,
GO (Insured; FGIC)	0.00	10/1/09	1,070,000	976,557
Monroe County Hospital Authority,
HR (Pocono Medical Center)
(Insured; Radian)	5.50	1/1/12	1,095,000	1,139,709
Monroeville Municipal Authority,
Sanitary Sewer Revenue
(Insured; MBIA)	5.25	12/1/15	1,035,000	1,105,732

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Montgomery County Industrial
Development Authority, Revenue
(Haverford School Project)
(Insured; AMBAC)	4.00	3/15/23	500,000	476,015
Mount Lebanon School District,
GO (Insured; MBIA)	5.00	2/15/13	1,000,000 [a]	1,055,460
Neshaminy School District,
GO (Insured; MBIA)	5.00	4/15/16	1,250,000	1,325,862
Norristown
(Insured; Radian)	0.00	12/15/11	1,465,000	1,222,865
Norristown
(Insured; Radian)	0.00	12/15/13	735,000	563,319
North Allegheny School District,
GO (Insured; FGIC)	5.00	5/1/15	1,625,000	1,720,826
Pennsylvania Finance Authority,
Revenue (Penn Hills Project)
(Insured; FGIC)	5.25	12/1/13	1,105,000	1,113,066
Pennsylvania Higher Educational
Facilities Authority, Revenue
(State System of Higher
Education) (Insured; AMBAC)	5.25	12/15/14	1,600,000	1,624,048
Pennsylvania Higher Educational
Facilities Authority, Revenue
(UPMC Health System)	6.00	1/15/13	1,995,000	2,140,535
Pennsylvania Higher Educational
Facilities Authority, Revenue
(UPMC Health System)	6.00	1/15/14	1,580,000	1,700,570
Pennsylvania Housing Finance
Agency, SFMR	4.70	10/1/25	965,000	957,097
Pennsylvania Intergovernmental
Cooperative Authority, Special
Tax Revenue (Philadelphia
Funding Program) (Insured;
FGIC)	5.25	6/15/16	1,200,000	1,233,804
Pennsylvania Public School
Building Authority, School
Revenue (Daniel Boone School
District Project) (Insured;
MBIA)	5.00	4/1/13	1,005,000 [a]	1,059,712

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Pennsylvania Turnpike Commission,
Oil Franchise Tax Senior
Revenue (Insured; AMBAC)	5.25	12/1/08	320,000 [a]	330,320
Pennsylvania Turnpike Commission,
Oil Franchise Tax Senior
Revenue (Insured; AMBAC)	5.25	12/1/18	545,000	562,020
Pennsylvania Turnpike Commission,
Oil Franchise Tax Senior
Revenue (Insured; AMBAC)	5.25	12/1/18	135,000	139,057
Pennsylvania Turnpike Commission,
Turnpike Revenue (Insured;
AMBAC)	5.00	12/1/22	1,815,000	1,924,989
Philadelphia
(Insured; XLCA)	5.25	2/15/14	2,000,000	2,126,600
Philadelphia,
Airport Revenue (Insured; MBIA)	5.00	6/15/25	510,000	527,381
Philadelphia,
Gas Works Revenue (Insured;
FSA)	5.50	7/1/15	1,550,000	1,612,775
Philadelphia,
Water and Wastewater Revenue
(Insured; AMBAC)	4.50	11/1/23	1,570,000	1,574,490
Philadelphia,
Water and Wastewater Revenue
(Insured; AMBAC)	4.50	11/1/24	1,000,000	998,170
Philadelphia Hospitals and Higher
Education Facilities
Authority, Health System
Revenue (Jefferson Health
System)	5.00	5/15/11	2,500,000	2,547,125
Philadelphia Hospitals and Higher
Education Facilities
Authority, HR (Temple
University Hospital)	6.50	11/15/08	925,000	944,222
Philadelphia Municipal Authority,
LR (Insured; FSA)	5.25	11/15/15	2,115,000	2,252,919
Pittsburgh School District,
GO (Insured; MBIA)	5.00	9/1/20	1,315,000	1,389,035

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/11	750,000 [a]	827,685
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/11	1,330,000 [a]	1,467,761
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/13	470,000	513,334
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/14	250,000	273,050
State Public School Building
Authority, School Revenue
(School District of Haverford
Township Project) (Insured; XLCA)	5.25	3/15/21	1,000,000	1,079,870
State Public School Building
Authority, School Revenue
(York School District Project)
(Insured; FSA)	5.00	5/1/18	545,000	572,713
Swarthmore Borough Authority,
Revenue (Swarthmore College)	5.25	9/15/20	750,000	794,430
Trinity Area School District,
GO (Insured; FSA)	5.20	11/1/12	1,235,000	1,259,268
Wayne Memorial Hospital and Health
Facilities Authority, County
Guaranteed HR (Wayne Memorial
Hospital Project) (Insured; MBIA)	5.25	7/1/16	2,135,000	2,265,342
West Mifflin Area School District,
GO (Insured; FSA)	5.00	10/1/22	710,000	750,065
West Mifflin Sanitary Sewer
Municipal Authority, Sewer
Revenue (Insured; MBIA)	4.90	8/1/13	880,000	890,736
Westmoreland County
(Insured; FGIC)	0.00	12/1/08	1,590,000	1,501,389
Wilson Area School District,
GO (Insured; FGIC)	5.13	3/15/16	1,300,000	1,373,008
Wilson School District,
GO (Insured; FSA)	5.00	5/15/16	1,135,000	1,197,675
Yough School District,
GO (Insured; FGIC)	0.00	10/1/07	1,000,000	987,260

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

U.S. Related—2.0%
Guam Waterworks Authority,
Water and Wastewater System
Revenue	5.50	7/1/16	320,000	338,470
Puerto Rico Commonwealth,
Public Improvement	5.25	7/1/23	1,000,000	1,062,660
Total Long-Term
Municipal Investments
(cost $66,594,686)				67,772,196

Short-Term Municipal Investments—3.5%

Pennsylvania;
Allegheny County Industrial
Development Authority, Senior
Health and Housing Facilities
Revenue, Refunding (Longwood
at Oakmont Project) (Insured;
Radian Group and Liquidity
Facility; National City Bank)	3.84	6/1/07	1,000,000 [b]	1,000,000
Beaver County Industrial
Development Authority, PCR,
Refunding (FirstEnergy
Generation Corporation Project)
(LOC; Barclays Bank PLC)	3.56	6/1/07	455,000 [b]	455,000
Philadelphia Authority for
Industrial Development,
Revenue (NewCourtland Elder
Services Project) (LOC: PNC Bank)	3.85	6/1/07	1,000,000 [b]	1,000,000
Total Short-Term Municipal Investments
(cost $2,455,000)				2,455,000

Total Investments (cost $69,049,686)			99.8%	70,227,196
Cash and Receivables (Net)			.2%	131,834
Net Assets			100.0%	70,359,030

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date. b Securities payable on demand.Variable interest rate—subject to periodic change.

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%) †

AAA	Aaa		AAA	72.3
AA	Aa		AA	16.1
A	A		A	4.4
BBB	Baa		BBB	2.8
BB	Ba		BB	.5
F1	MIG1/P1		SP1/A1	3.5
Not Rated [c]	Not Rated [c]		Not Rated [c]	.4
				100.0

†	Based on total investments.
[c]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2007 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	69,049,686	70,227,196
Cash		403,889
Interest receivable		822,223
Receivable for shares of Beneficial Interest subscribed		3,653
Prepaid expenses		10,837
		71,467,798

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		40,751
Payable for investment securities purchased		999,120
Payable for shares of Beneficial Interest redeemed		32,903
Accrued expenses		35,994
		1,108,768

Net Assets ($)		70,359,030

Composition of Net Assets ($):
Paid-in capital		69,089,909
Accumulated undistibuted investment income—net		9,252
Accumulated net realized gain (loss) on investments		82,359
Accumulated net unrealized appreciation
(depreciation) on investments		1,177,510

Net Assets ($)		70,359,030

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		5,276,169
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		13.34

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2007 (Unaudited)

Investment Income ($):
Interest Income	1,573,942
Expenses:
Management fee—Note 3(a)	211,890
Shareholder servicing costs—Note 3(b)	37,571
Auditing fees	17,517
Legal fees	14,230
Propspectus shareholders’ reports	6,847
Custodian fees	6,520
Registration fees	6,085
Trustees’ fees and expenses—Note 3(c)	4,407
Loan commitment fees—Note 2	138
Miscellaneous	10,715
Total Expenses	315,920
Less—reduction in management fee
due to undertaking—Note 3(a)	(33,262)
Less-reduction in custody fees due to
earnings credits—Note 1(b)	(10,559)
Net Expenses	272,099
Investment Income—Net	1,301,843

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(52,282)
Net unrealized appreciation (depreciation) on investments	(1,083,969)
Net Realized and Unrealized Gain (Loss) on Investments	(1,136,251)
Net Increase in Net Assets Resulting from Operations	165,592

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2007	Year Ended
	(Unaudited)	November 30, 2006

Operations ($):
Investment income—net	1,301,843	2,691,896
Net realized gain (loss) on investments	(52,282)	159,513
Net unrealized appreciation
(depreciation) on investments	(1,083,969)	644,004
Net Increase (Decrease) in Net Assets
Resulting from Operations	165,592	3,495,413

Dividends to Shareholders from ($):
Investment income—net	(1,292,591)	(2,668,302)
Net realized gain on investments	(184,988)	(153,154)
Total Dividends	(1,477,579)	(2,821,456)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	2,850,667	7,197,606
Dividends reinvested	1,140,989	2,141,604
Cost of shares redeemed	(4,136,279)	(14,607,814)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(144,623)	(5,268,604)
Total Increase (Decrease) in Net Assets	(1,456,610)	(4,594,647)

Net Assets ($):
Beginning of Period	71,815,640	76,410,287
End of Period	70,359,030	71,815,640
Undistributed investment income—net	9,252	—

Capital Share Transactions (Shares):
Shares sold	211,819	535,878
Shares issued for dividends reinvested	84,964	159,569
Shares redeemed	(307,643)	(1,089,486)
Net Increase (Decrease) in Shares Outstanding	(10,860)	(394,039)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

	Six Months Ended
	May 31, 2007		Year Ended November 30,

	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	13.58	13.45	13.66	13.84	13.70	13.65
Investment Operations:
Investment income—net [a]	.25	.49	.49	.51	.54	.57
Net realized and unrealized
gain (loss) on investments	(.20)	.15	(.18)	(.14)	.17	.20
Total from Investment Operations	.05	.64	.31	.37	.71	.77
Distributions:
Dividends from investment
income—net	(.25)	(.48)	(.49)	(.50)	(.54)	(.57)
Dividends from net realized
gain on investments	(.04)	(.03)	(.03)	(.05)	(.03)	(.15)
Total Distributions	(.29)	(.51)	(.52)	(.55)	(.57)	(.72)
Net asset value, end of period	13.34	13.58	13.45	13.66	13.84	13.70

Total Return (%)	.30[b]	4.88	2.29	2.82	5.16	5.81

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.89[c]	.87	.87	.85	.86	.85
Ratio of net expenses
to average net assets	.77[c]	.79	.79	.80	.80	.80
Ratio of net investment income
to average net assets	3.69[c]	3.64	3.62	3.69	3.93	4.21
Portfolio Turnover Rate	4.41[b]	17.39	7.31	22.50	25.16	10.77

Net Assets, end of period
($ x 1,000)	70,359	71,816	76,410	82,956	82,501	84,702
[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
[c] Annualized.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS ( U n a u d i t e d )

NOTE 1—Significant Accounting Policies:

Dreyfus Pennsylvania Intermediate Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. During the reporting period, the Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. Effective June 30, 2007, the Distributor became known as MBSC Securities Corporation.

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus became a wholly-owned subsidiary of The Bank of New York Mellon Corporation.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of

FIN 48 is required for fiscal years beginning after December 15,2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2006 was as follows: tax exempt income $2,668,302, ordinary income $19,797 and long term capital gains $133,357.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended May 31, 2007, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the fund’s average daily net assets and is payable monthly. The Manager had undertaken from December 1, 2006 through May 31, 2007 to reduce the management fee paid by the fund, to the extent that the fund’s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowing, commitment fees and extraordinary expenses, exceed an annual rate of .80% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $33,262 during the period ended May 31, 2007.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholders accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquires regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2007 the fund was charged $17,683 pursuant to the shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2007, the fund was charged $11,010 pursuant to the transfer agency agreement.

During the period ended May 31, 2007, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $35,982, chief compliance officer fees $3,748 and transfer agency per account fees $3,800, which are offset against an expense reimbursement currently in effect in the amount of $2,779.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2007, amounted to $3,064,964 and $4,824,819, respectively.

At May 31, 2007, accumulated net unrealized appreciation on investments was $1,177,510, consisting of $1,261,200 gross unrealized appreciation and $83,690 gross unrealized depreciation.

At May 31, 2007, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 23

NOTES

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

By:	J. David Officer
J. David Officer
President

Date:	July 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	J. David Officer
J. David Officer
President

Date:	July 23, 2007

By:	James Windels
James Windels
Treasurer

Date:	July 23, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)